UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2017

MICROBOT MEDICAL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19871	94-3078125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Recreation Park Drive, Unit 108 Hingham, Massachusetts 02043
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 875-3605

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders (the “Annual Meeting”) of Microbot Medical Inc. (the “Company”) was held on September 12, 2017. At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as described below. The proposals are described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on August 11, 2017 (the “Proxy Statement”).

Proposal 1:	Election of the two nominees listed below to serve as Class II Directors on the Board of Directors of the Company until the 2020 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified:

Name	Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
Yehezkel (Hezi) Himelfarb	17,549,147	156,046	279,200	5,358,298
Scott Burell	17,793,022	161,783	29,588	5,358,298

Proposal 2:	The ratification of Brightman Almagor Zohar & Co., a Member of Deloitte Touche Tohmatsu Limited, or its U.S. affiliate, as the Company’s independent registered public accounting firm for the year ending December 31, 2017:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained
22,569,859	495,895	276,937

Proposal 3.	To approve the Microbot Medical Inc. 2017 Equity Incentive Plan as described in the Proxy Statement:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
14,433,350	3,398,721	152,322	5,358,298

Proposal 4:	To approve the non-binding advisory resolution supporting the compensation of the Company’s named executive officers as described in the Proxy Statement:

Number of Votes Cast in Favor	Number of Votes Cast Against	Number of Votes Abstained	Broker Non-Votes
14,408,172	3,425,881	150,340	5,358,298

Proposal 5:	To approve the non-binding advisory resolution regarding the frequency of future non-binding advisory votes related to future named executive officer compensation as described in the Proxy Statement:

3 Years	2 Years	1 Year	Abstained	Broker Non-Votes
14,330,310	157,478	3,422,643	73,962	5,358,298

The Board of Directors of the Company, in light of the vote with respect to Proposal 5 above, determined that the Company will hold a say-on-pay advisory vote every three years.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MICROBOT MEDICAL INC.

By:	/s/ Harel Gadot
Name:	Harel Gadot
Title:	President, Chief Executive Officer and Chairman

Date: September 14, 2017